UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ	Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Franklin Electric Co., Inc. (the "Company") held its 2020 annual meeting of shareholders on May 8, 2020. There were 46,455,815 shares of common stock of the Company entitled to vote at the meeting and a total of 43,855,704 (94.40%) were represented at the meeting, in person or by proxy.

The items voted upon at the annual meeting and the results of the vote on each proposal were as follows:

Proposal 1 - Election of Directors

To elect David T. Brown, Victor D. Grizzle, and Thomas R. Verhage as directors for terms expiring at the 2023 Annual Meeting of Shareholders. Each nominee for director was elected by a vote of the shareholders as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
David T. Brown	40,904,239	1,418,254	14,114	1,519,097
Victor D. Grizzle	42,169,200	133,046	34,361	1,519,097
Thomas R. Verhage	42,161,892	161,318	13,397	1,519,097

Proposal 2 - Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for the 2020 Fiscal Year

To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the 2020 fiscal year. The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,703,890	1,141,107	10,707	—

Proposal 3 - Advisory Vote on Executive Compensation

To consider, on an advisory basis, the executive compensation of the named executive officers as disclosed in the proxy statement. The advisory vote on approval of the compensation of the Company's named executive officers was approved by the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,567,954	713,815	54,838	1,519,097

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: May 8, 2020	By	/s/ John J. Haines
John J. Haines
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)